Student Loans	12 Months Ended
Dec. 31, 2012
Receivables [Abstract]
Student Loans
3.	Student Loans

There are three principal categories of FFELP Loans: Stafford, PLUS, and FFELP Consolidation Loans. Generally, Stafford and PLUS Loans have repayment periods of between five and ten years. FFELP Consolidation Loans have repayment periods of twelve to thirty years. FFELP Loans do not require repayment, or have modified repayment plans, while the customer is in-school and during the grace period immediately upon leaving school. The customer may also be granted a deferment or forbearance for a period of time based on need, during which time the customer is not considered to be in repayment. Interest continues to accrue on loans in the in-school, deferment and forbearance period. FFELP Loans obligate the customer to pay interest at a stated fixed rate or a variable rate reset annually (subject to a cap) on July 1 of each year depending on when the loan was originated and the loan type. FFELP Loans disbursed before April 1, 2006 earn interest at the greater of the borrower’s rate or a floating rate based on the SAP formula, with the interest earned on the floating rate that exceeds the interest earned from the customer being paid directly by ED. In low or certain declining interest rate environments when student loans are earning at the fixed borrower rate, and the interest on the funding for the loans is variable and declining, we can earn additional spread income that we refer to as Floor Income. For loans disbursed after April 1, 2006, FFELP Loans effectively only earn at the SAP rate, as the excess interest earned when the borrower rate exceeds the SAP rate (Floor Income) is required to be rebated to ED.

FFELP Loans are insured as to their principal and accrued interest in the event of default subject to a Risk Sharing level based on the date of loan disbursement. These insurance obligations are supported by contractual rights against the United States. For loans disbursed after October 1, 1993 and before July 1, 2006, we receive 98 percent reimbursement on all qualifying default claims. For loans disbursed on or after July 1, 2006, we receive 97 percent reimbursement.

On December 23, 2011, the President signed the Consolidated Appropriations Act of 2012 into law. This law includes changes that permit FFELP lenders or beneficial holders to change the index on which the Special Allowance Payments (“SAP”) are calculated for FFELP Loans first disbursed on or after January 1, 2000. The law allows holders to elect to move the index from the Commercial Paper (“CP”) Rate to the one-month LIBOR rate. We elected to use the one-month LIBOR rate rather than the CP rate commencing on April 1, 2012 in connection with our entire $128 billion of CP indexed loans. This change will help us to better match loan yields with our financing costs. This election did not materially affect our results for the year ended December 31, 2012.

We offer a variety of Private Education Loans. The Private Education Loans we make are largely to bridge the gap between the cost of higher education and the amount funded through financial aid, federal loans or customers’ resources. Private Education Loans bear the full credit risk of the customer. We manage this additional risk through historical risk-performance underwriting strategies and the addition of qualified cosigners. Private Education Loans generally carry a variable rate indexed to LIBOR or Prime indices. We encourage customers to include a cosigner on the loan, and the majority of loans in our portfolio are cosigned. Similar to FFELP loans, Private Education Loans are generally non-dischargeable in bankruptcy. Most loans have repayment terms of 15 years or more, and payments are typically deferred until after graduation; however, in June 2009 we began to offer interest-only or fixed payment options while the customer is enrolled in school. Similar to FFELP loans, we offer payment deferment to qualifying customers during in-school periods, and offer periods of forbearance subject to maximum terms of 24 months. Forbearance may be granted to customers who are exiting their grace period to provide additional time to obtain employment and income to support their obligations, or to current customers who are faced with a hardship and request forbearance time to provide temporary payment relief. Interest continues to accrue on loans in any deferred or forbearance period.

The estimated weighted average life of student loans in our portfolio was approximately 8.0 years and 7.6 years at December 31, 2012 and 2011, respectively. The following table reflects the distribution of our student loan portfolio by program.

	December 31, 2012		Year Ended December 31, 2012
(Dollars in millions)	Ending Balance	% of Balance	Average Balance	Average Effective Interest Rate
FFELP Stafford and Other Student Loans, net(1)	$44,289	27%	$47,629	1.98%
FFELP Consolidation Loans, net	81,323	50	84,495	2.73
Private Education Loans, net	36,934	23	37,691	6.58

Total student loans, net	$162,546	100%	$169,815	3.38%

	December 31, 2011		Year Ended December 31, 2011
(Dollars in millions)	Ending Balance	% of Balance	Average Balance	Average Effective Interest Rate
FFELP Stafford and Other Student Loans, net(1)	$50,440	29%	$53,163	1.92%
FFELP Consolidation Loans, net	87,690	50	89,946	2.71
Private Education Loans, net	36,290	21	36,955	6.57

Total student loans, net	$174,420	100%	$180,064	3.27%

(1)	The FFELP category is primarily Stafford Loans, but also includes federally guaranteed PLUS and HEAL Loans.

As of December 31, 2012 and 2011, 75 percent and 71 percent, respectively, of our student loan portfolio was in repayment.

Loan Acquisitions and Sales

In 2010, we sold to ED approximately $20.4 billion face amount of loans as part of the Purchase Program. These loan sales resulted in a $321 million gain. Outstanding debt of $20.3 billion has been paid down related to the Participation Program in connection with these loan sales. See Note 6, “Borrowings” for a discussion of the ED Purchase and Participation Programs.

Certain Collection Tools — Private Education Loans

Forbearance involves granting the customer a temporary cessation of payments (or temporary acceptance of smaller than scheduled payments) for a specified period of time. Using forbearance extends the original term of the loan. Forbearance does not grant any reduction in the total repayment obligation (principal or interest). While in forbearance status, interest continues to accrue and is capitalized to principal when the loan re-enters repayment status. Our forbearance policies include limits on the number of forbearance months granted consecutively and the total number of forbearance months granted over the life of the loan. In some instances, we require good-faith payments before granting forbearance. Exceptions to forbearance policies are permitted when such exceptions are judged to increase the likelihood of collection of the loan. Forbearance as a collection tool is used most effectively when applied based on a customer’s unique situation, including historical information and judgments. We leverage updated customer information and other decision support tools to best determine who will be granted forbearance based on our expectations as to a customer’s ability and willingness to repay their obligation. This strategy is aimed at mitigating the overall risk of the portfolio as well as encouraging cash resolution of delinquent loans.

Forbearance may be granted to customers who are exiting their grace period to provide additional time to obtain employment and income to support their obligations, or to current customers who are faced with a hardship and request forbearance time to provide temporary payment relief. In these circumstances, a customer’s loan is placed into a forbearance status in limited monthly increments and is reflected in the forbearance status at month-end during this time. At the end of the granted forbearance period, the customer will enter repayment status as current and is expected to begin making scheduled monthly payments on a go-forward basis.

Forbearance may also be granted to customers who are delinquent in their payments. In these circumstances, the forbearance cures the delinquency and the customer is returned to a current repayment status. In more limited instances, delinquent customers will also be granted additional forbearance time.

During 2009, we instituted an interest rate reduction program to assist customers in repaying their Private Education Loans through reduced payments, while continuing to reduce their outstanding principal balance. This program is offered in situations where the potential for principal recovery, through a modification of the monthly payment amount, is better than other alternatives currently available. Along with demonstrating the ability and willingness to pay, the customer must make three consecutive monthly payments at the reduced rate to qualify for the program. Once the customer has made the initial three payments, the loan’s status is returned to current and the interest rate is reduced for the successive twelve month period.